UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------

                  Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31, 2003
                                           ------------------

                  Date of reporting period: December 31, 2003
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


Nuveen Investments
Closed-End
Exchange-Traded
Funds

                                                 ANNUAL REPORT December 31, 2003

      NUVEEN
 DIVERSIFIED
DIVIDEND AND
 INCOME FUND
         JDD

Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.

HIGH CURRENT INCOME AND TOTAL RETURN
FROM A PORTFOLIO OF DIVIDEND-PAYING
COMMON STOCKS, REIT COMMON STOCKS,
EMERGING MARKETS SOVEREIGN DEBT, AND
SENIOR SECURED LOANS

Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).


--------------------------------------------------------------------------------
SOME COMMON CONCERNS:

WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.

WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1 Go to WWW.INVESTORDELIVERY.COM and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.


IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.



Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER
FUND INFORMATION BY E-MAIL AND THE INTERNET .....SEE THE INSIDE FRONT COVER OF
THIS REPORT FOR STEP-BY-STEP INSTRUCTIONS.



Dear
  SHAREHOLDER

On behalf of all of us at Nuveen Investments, I'd like to use this first report of the Nuveen Diversified Dividend and Income Fund to welcome you to the growing family of Nuveen investors. For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for choosing Nuveen Investments as a partner as you work toward that goal.

Because your Fund's fiscal year ends on December 31, this "annual" report really covers only about three months of operations. However, we believe the Fund is off to a good start, and is already well positioned to meet its objectives of high current income and total return potential. For more details, I encourage you to read the portfolio managers' summaries that immediately follow this letter.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

Again, thank you for the confidence you have shown in Nuveen Investments. We look forward to reporting on the performance of your Fund in the months and years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 18, 2004

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND (JDD)

Portfolio Managers' PERSPECTIVE

The Fund features management by four subadvisors: 1) NWQ Investment Management Company, LLC, investing in dividend-paying common stocks, 2) Security Capital Research & Management Incorporated, investing in REIT common stocks, 3) Wellington Management Company, LLP, investing in emerging markets sovereign debt, and 4) Symphony Asset Management, LLC, investing in senior secured loans.

This report covers the period from the Fund's inception in late September 2003 through December 31, 2003. Over that time, the Fund produced a cumulative total return on net asset value of 7.04%. In order to create a benchmark comparison, it is necessary to use monthly return data. Looking at the three month period from September 30, 2003, to December 31, 2003, the Fund provided a total return on net asset value of 7.27%. This compared with a benchmark1 return of 7.84%.

While we are pleased with the Fund's initial performance, we believe it is important to remember that it is designed to serve as a long-term investment. We believe it is inappropriate to place too great a focus on its return over any relatively short-term period, and especially during its initial investing phase. We look forward to reporting in more detail on the Fund's performance in future reports.

In the sections that follow, each of the Fund's subadvisors discusses the market environment and their investing activities for the period since the Fund's inception through December 31, 2003.

NWQ INVESTMENT MANAGEMENT COMPANY, LLC (DIVIDEND-PAYING COMMON STOCKS)

Investor sentiment for stocks, both domestically and abroad, was bullish in the fourth quarter of 2003. All of the major domestic stock indices recorded double-digit gains with particular strength witnessed in small capitalization stocks due to the broadening economic expansion. Stock valuations also improved due to lessened geopolitical uncertainty and a broadening global economic recovery. U.S.corporate earnings recovered from their recessionary-lows as increased revenue growth coincided with tight cost controls, high productivity in the labor markets, and decreased capital costs. Greater confidence in the sustainability of the economic recovery seemed to be the catalyst for businesses to begin restocking depleted inventory levels, and spending on capital equipment rose. Weakness in the dollar has also aided U.S. manufacturers as it made exports more competitive overseas. The dollar traded lower (especially versus the euro) due to the Fed's commitment to low interest rates and the rising trade and budget deficits.

The start-up phase of the equity sleeve of the JDD portfolio progressed smoothly as the assets were invested in a well-diversified portfolio of stocks and convertible securities. We were increasingly cautious in our investment choices as the level of investor enthusiasm heightened during the quarter and, broadly speaking, made valuations less attractive. However, we were able to identify companies that we believed met our investment criteria of attractive valuation, downside protection, sustainable dividends, and a catalyst in place that will unlock value or improve profitability.


1 Benchmark performance is a blended return consisting 1) 25% of the return of the Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 2) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, 3) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower, 4) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, and 6.25% of the return of the EAFE ex-Japan Value Index, a capitalization-weighted index of European, Asian and the Far Eastern stocks (excluding Japan) that rank in the lower 50% of price-to-book values within their respective countries. It is not possible to invest directly in any of these indexes.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED (REIT COMMON STOCKS)

The combination of low interest rates and clearer signs of economic recovery continued to highlight both income and growth attributes within the real estate stock group, driving another strong performance quarter and capping off a near-record performance year. The benchmark Wilshire Real Estate Securities Index ("WARESI") generated a total rate of return for the fourth quarter of +9.3%, bringing the total return for 2003 to +37.1%.

The standout performers by property type in 2003 were the retail companies, with mall companies in particular generating a total return of +52.5% for the year and +12.5% in the fourth quarter. Also part of the retail group, local shopping center companies generated returns of +40.8% in 2003, including a +8.1% return in the fourth quarter. We believe investors were drawn to the perceived stability inherent in local, needs-based retail properties, and we also think investors were impressed in 2003 with the ease and efficiency of the retail group performed despite its Kmart exposures. Importantly, investors are closely monitoring the competitive situation between the traditional grocers that anchor many of these properties, and the rapid expansion of Wal-Mart and Costco into the grocery segment.

The level of new equity issuance stepped up significantly during the second half of 2003 bringing the full year total for new common equity to $7.8 billion. While far short of 1997's $26.0 billion record, this is the highest annual level of new common issuance since 1998, and the abundant supply helped us invest our portion of the Fund's IPO proceeds in a timely manner. As of December 31, 2003, the REIT common stock allocation of JDD's portfolio was fully invested and we were beginning to look for swap opportunities that had the potential to add income, diversification or total return to the portfolio.

WELLINGTON MANAGEMENT COMPANY, LLP (EMERGING MARKETS SOVEREIGN DEBT)

Through much of the fourth quarter of 2003, many emerging markets securities were propelled higher by a favorable external environment and positive country developments. Global economic conditions were supportive for the market, as signs of growth were evident from around the world, including the U.S., Europe, and Japan. Global liquidity remained abundant and the U.S. dollar weakened in an orderly manner, making it easier for many developing countries to repay their external debt with cheaper dollars. The combination of these factors also contributed to an increase in commodity prices, which boosted prospects for several emerging market countries.

In addition to constructive external factors, there were encouraging fundamental developments in several key countries in the market. Russia was upgraded to investment grade by Moody's following several years of strong economic performance and steady debt reduction. In Brazil, Congress passed social security and tax reforms, and the central bank continued to cut interest rates, setting the stage for stronger economic performance in 2004. In Venezuela, a peaceful signature drive was successfully mounted to call for a referendum to end President Chavez's term, which suggests that political risks may diminish in the future. In Turkey, despite tragic terrorist bombings, the country continued to benefit from strong economic growth, support from the IMF, and progress towards EU accession.

In this generally positive environment, the broad indexes showed solid returns. As one example, the JP Morgan EMBI Global Diversified Index which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, was up 4.12% during the fourth quarter and more than 22% for the year.

While generally favorable fundamental prospects across the emerging markets spectrum provided a positive atmosphere during our investment of JDD assets, we found that spread levels were clearly on the tight side of their historic range. A number of new investors were seemingly recognizing the attractive merits of the asset class, while many sovereign nations restricted their issuance in international capital markets as a result of prudent policies to limit fiscal deficits and to tap local markets. While this made the invest-up process more challenging, we believed that values generally stayed in line with those prevalent in the U.S. corporate bond market. Nevertheless, the emerging markets sovereign debt portion of JDD's portfolio was fully invested in a diversified selection of securities as of the end of 2003.

SYMPHONY ASSET MANAGEMENT, LLC
(SENIOR SECURED LOANS)

The 2003 leveraged loan market was one of the strongest in ten years as companies benefited from signs of an economic recovery, improved access to capital and increased M&A lending activity. The CSFB Leveraged Loan Index returned 2.26% in 4th quarter 2003 and 11.01% for the year 2003, the highest level since 1993. All industries of the Index had positive returns for the 4th quarter and year 2003 with financial, telecommunications and wireless communications the top three. The syndicated leveraged loan market in 2003 had $166 billion of new issuance, up from $139 billion in 2002, and secondary loan trading volume for 2003 of $138 billion, above the record $117 billion trading volume in 2001.

In this generally positive environment, we were able to invest most of the senior secured loan portion of the Fund by year end in a diversified portfolio of loans which we believed provided strong asset coverage and attractive coupons. We will continue to look for opportunities to invest the remaining portfolio proceeds and to grow its quality and return over time.

Nuveen Diversified Dividend and Income Fund

Performance
  OVERVIEW As of December 31, 2003

JDD

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $15.65
--------------------------------------------------
Common Share Net Asset Value                $15.13
--------------------------------------------------
Premium/(Discount) to NAV                    3.44%
--------------------------------------------------
Net Assets Attributable to
Common Shares ($000)                      $304,387
--------------------------------------------------

CUMULATIVE TOTAL RETURN
(INCEPTION DATE 9/25/03)
--------------------------------------------------
                              MARKET           NAV
--------------------------------------------------
Since Inception                5.76%         7.04%
--------------------------------------------------

Pie Chart:
PORTFOLIO ALLOCATION1
Real Estate Investment Trust
  Common Stocks                              24.3%
Emerging Markets Sovereign Debt              24.0%
Common Stocks                                23.6%
Variable Rate Senior
  Loan Interests                             18.9%
U.S. Corporate Bonds                          3.8%
Short-Term Investments                        3.3%
Other                                         2.1%


Bar Chart:
2003 MONTHLY DIVIDENDS PER SHARE
Nov                                         0.1025
Dec                                         0.1025


Line Chart:
SHARE PRICE PERFORMANCE

9/25/03                                     15.01
                                            15.09
                                            15
                                            15.01
                                            14.96
                                            15.06
                                            15.05
                                            15.2
                                            15.25
                                            15.33
                                            15.18
                                            15.3
12/31/03                                    15.42

Weekly Closing Price
Past performance is not predictive of future results.

1 As a percentage of total holdings as of December 31, 2003. Holdings are subject to change.

Report of
   INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund as of December 31, 2003, and the related statements of operations, changes in net assets and the financial highlights for the period from September 25, 2003 (commencement of operations) through December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian, selling or agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2003, and the results of its operations, changes in its net assets and financial highlights for the period from September 25, 2003 (commencement of operations) through December 31, 2003, in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
February 17, 2004

                            Nuveen Diversified Dividend and Income Fund (JDD)
                            Portfolio of
                                    INVESTMENTS December 31, 2003
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 32.8% (23.6% OF TOTAL INVESTMENTS)

                CONSUMER DISCRETIONARY - 1.3%
     245,600    Delphi Corporation                                                                                     $ 2,507,576
      53,400    May Department Stores Company                                                                            1,552,338
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,059,914
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 5.1%

     135,000    Albertson's, Inc.                                                                                        3,057,750
      61,200    Altria Group, Inc.                                                                                       3,330,504
      70,200    ConAgra Foods, Inc.                                                                                      1,852,578
      69,500    J. Sainsbury plc, Sponsored ADR                                                                          1,595,025
      48,000    Kimberly-Clark Corporation                                                                               2,836,320
     113,000    Loews Corp - Carolina Group                                                                              2,852,120
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,524,297
------------------------------------------------------------------------------------------------------------------------------------

                ENERGY - 5.5%

      32,300    ChevronTexaco Corporation                                                                                2,790,397
      63,200    ConocoPhillips                                                                                           4,144,024
      23,000    Eni S.p.A., Sponsored ADR                                                                                2,184,540
      63,500    Kerr-McGee Corporation                                                                                   2,952,115
      30,000    Total S.A., Sponsored ADR                                                                                2,775,300
      49,500    Unocal Corporation                                                                                       1,823,085
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,669,461
------------------------------------------------------------------------------------------------------------------------------------

                FINANCIALS - 8.0%

     165,000    Aon Corporation                                                                                          3,950,100
      34,600    Bank of America Corporation                                                                              2,782,878
      61,600    Fannie Mae                                                                                               4,623,696
     217,400    Hang Lung Group Limited, Sponsored ADR                                                                   1,358,120
      20,000    Hartford Financial Services Group, Inc.                                                                  1,180,600
      94,100    IndyMac Bancorp, Inc.                                                                                    2,803,239
      85,000    J.P. Morgan Chase & Co.                                                                                  3,122,050
     200,000    MFA Mortgage Investments, Inc.                                                                           1,950,000
      80,000    PMA Capital Corporation, Class A #                                                                         409,600
     140,000    Travelers Property Casualty Corp., Class A                                                               2,349,200
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,529,483
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 0.8%

      41,000    CIGNA Corporation                                                                                        2,357,500
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 2.9%

      90,000    Pitney Bowes Inc.                                                                                        3,655,800
     135,000    Raytheon Company                                                                                         4,055,400
      52,600    Tsakos Energy Navigation Ltd.                                                                              970,470
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,681,670
------------------------------------------------------------------------------------------------------------------------------------

                MATERIALS - 2.5%

      55,500    International Paper Company                                                                              2,392,605
     106,300    Packaging Corp of America                                                                                2,323,718
      26,500    Rio Tinto plc, Sponsored ADR                                                                             2,949,715
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,666,038
------------------------------------------------------------------------------------------------------------------------------------


                                       7


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS December 31, 2003

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TELECOMMUNICATION SERVICES - 4.6%

     153,000    Chunghwa Telecom Co., Ltd., Sponsored ADR                                                              $ 2,218,500
     155,500    SBC Communications Inc.                                                                                  4,053,885
     135,000    Sprint Corporation                                                                                       2,216,700
      52,500    Telecom Italia S.p.A., Sponsored ADR                                                                     1,558,725
     110,600    Verizon Communications Inc.                                                                              3,879,848
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,927,658
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 2.1%

      85,300    DTE Energy Company                                                                                       3,360,820
     150,000    Korea Electric Power Corporation Sponsored ADR                                                           1,558,500
      82,800    United Utilities plc, Sponsored ADR                                                                      1,497,024
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,416,344
------------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (cost $89,927,279)                                                                  99,832,365
                --------------------------------------------------------------------------------------------------------------------


                CONVERTIBLE PREFERRED STOCK - 0.7% (0.5% OF TOTAL INVESTMENTS)

                CONSUMER DISCRETIONARY - 0.7%

      57,000    Toys "R" Us, Inc., 6.25%                                                                                 2,277,150
------------------------------------------------------------------------------------------------------------------------------------
                Total Convertible Preferred Stock (cost $2,002,026)                                                      2,277,150
                --------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 33.8% (24.3% OF TOTAL INVESTMENTS)

                HEALTHCARE - 4.1%

     100,200    Healthcare Realty Trust, Inc.                                                                            3,582,150
     195,900    Nationwide Health Properties, Inc.                                                                       3,829,845
     293,800    Senior Housing Properties Trust                                                                          5,062,174
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        12,474,169
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS - 1.1%

     338,736    Hersha Hospitality Trust                                                                                 3,421,234
------------------------------------------------------------------------------------------------------------------------------------

                INDUSTRIALS - 0.6%

      50,000    First Industrial Realty Trust, Inc.                                                                      1,687,500
------------------------------------------------------------------------------------------------------------------------------------

                MALLS - 1.2%

      49,900    The Macerich Company                                                                                     2,220,550
      32,400    Simon Property Group, Inc.                                                                               1,501,416
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,721,966
------------------------------------------------------------------------------------------------------------------------------------

                MULTIFAMILY - 9.6%

     242,800    Amli Residential Properties Trust                                                                        6,507,040
     125,200    Apartment Investment & Management Company                                                                4,319,400
     114,900    Archstone-Smith Trust                                                                                    3,214,902
      57,500    AvalonBay Communities, Inc.                                                                              2,748,500
      74,500    Camden Property Trust                                                                                    3,300,350
     129,600    Gables Residential Trust                                                                                 4,502,304
     164,400    Post Properties, Inc.                                                                                    4,590,048
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,182,544
------------------------------------------------------------------------------------------------------------------------------------

                OFFICE - 13.3%

     180,300    Arden Realty, Inc.                                                                                       5,470,302
     159,000    Brandywine Realty Trust                                                                                  4,256,430
      81,400    Highwoods Properties, Inc.                                                                               2,067,560
     594,600    HRPT Properties Trust                                                                                    5,999,514
     140,700    Koger Equity, Inc.                                                                                       2,944,851
     118,900    Mack-Cali Realty Corporation                                                                             4,948,618
     372,100    Maguire Properties, Inc.                                                                                 9,042,030
      54,300    Reckson Associates Realty Corporation                                                                    1,319,490


                                       8

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OFFICE (continued)

     149,200    Trizec Properties, Inc.                                                                                $ 2,297,680
      36,300    Vornado Realty Trust                                                                                     1,987,425
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        40,333,900
------------------------------------------------------------------------------------------------------------------------------------

                SHOPPING CENTERS - 2.9%

     183,900    Cedar Shopping Centers Inc.                                                                              2,284,038
      73,500    Federal Realty Investment Trust                                                                          2,821,665
     149,600    New Plan Excel Realty Trust                                                                              3,690,632
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,796,335
------------------------------------------------------------------------------------------------------------------------------------

                STORAGE - 1.0%

      77,700    Shurgard Storage Centers, Inc., Class A                                                                  2,925,405
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Common Stocks (cost $96,484,900)                                    102,543,053
                --------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST PREFERRED SECURITIES - 1.3% (1.0% OF TOTAL INVESTMENTS)

                MULTIFAMILY - 1.3%

      48,000    Apartment Investment & Management Company, Series Q, 10.100%                                             1,298,400
     103,000    Apartment Investment & Management Company, Series R,  10.000%                                            2,798,510
------------------------------------------------------------------------------------------------------------------------------------
                Total Real Estate Investment Trust Preferred Securities (cost $4,031,190)                                4,096,910
                --------------------------------------------------------------------------------------------------------------------

                                                                                      RATINGS*
    PRINCIPAL                                                                  ---------------------        STATED
 AMOUNT (000)   DESCRIPTION(1)                                                 MOODY'S           S&P      MATURITY**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 26.3% (18.9% OF TOTAL INVESTMENTS)


                AEROSPACE/DEFENSE - 1.3%

$        351    Vought Aircraft Industries, Inc., Term Loan B                      Ba3            B+       6/30/07         352,058
       1,113    Vought Aircraft Industries, Inc., Term Loan C                      Ba3            B+       6/30/08       1,115,899
       2,373    Vought Aircraft Industries, Inc., Term Loan X                      Ba3            B+      12/31/06       2,377,834
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,845,791
------------------------------------------------------------------------------------------------------------------------------------

                AUTOMOTIVE - 2.8%

       2,993    Hayes Lemmerz International, Inc., Term Loan B                     Ba3            NR        6/3/09       3,039,259
       1,914    Meridian Automotive Systems, Term Loan A                            NR            NR       6/30/06       1,840,160
       1,764    Metaldyne Company/Metalync Company, LLC, Term Loan D                B2           BB-      12/31/09       1,757,043
       1,379    Tenneco Auto, Inc., Term Loan B (DD, settling 1/06/04)              B1             B      12/12/10       1,397,700
         621    Tenneco Auto, Inc., Term Loan B-1 (DD, settling 1/06/04)            B1             B      12/12/10         628,963
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,663,125
------------------------------------------------------------------------------------------------------------------------------------

                BEVERAGE, FOOD & TOBACCO - 1.0%

       3,000    Michael Foods, Inc., Term Loan B                                    B1            B+      11/20/10       3,045,626
------------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/CABLE - 0.6%

       1,995    Charter Communications Operating, LLC, Term Loan B                  B2             B       3/18/08       1,933,705
------------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/RADIO - 0.7%

       1,995    Emmis Communications Corporation, Term Loan B                      Ba2            B+       8/31/09       2,021,323
------------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS, PACKAGING & GLASS - 2.6%

       1,900    Crown Cork & Seal, Term Loan B-1                                   Ba3            NR       2/26/08       1,923,513
       1,996    Graham Packaging Company, Term Loan B (Tranche 1)                   B2             B       2/14/10       2,014,204
       1,702    Smurfit Stone Container Corporation, Term Loan B                    B2            NR       6/30/09       1,714,824
         288    Smurfit Stone Container Corporation, Term Loan C                    B2            NR       6/30/09         290,548
       1,997    United States Can Company, Term Loan B                              B2             B        1/4/06       1,997,532
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,940,621
------------------------------------------------------------------------------------------------------------------------------------


                                       9


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS December 31, 2003
                                                                                      RATINGS*
    PRINCIPAL                                                                  ---------------------        STATED
 AMOUNT (000)   DESCRIPTION(1)                                                 MOODY'S           S&P      MATURITY**         VALUE
------------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED MANUFACTURING - 2.0%

$      1,992    Amsted Industries Incorporated, Term Loan B                         B1           BB-      10/15/10    $  2,005,259
       1,995    Eaglepicher Incorporated, Term Loan B                               B2            B+        8/7/09       2,017,431
       2,000    GenTek Inc, Term Loan                                               NR            NR      11/10/08       2,000,625
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,023,315
------------------------------------------------------------------------------------------------------------------------------------

                ECOLOGICAL - 1.0%

       2,963    Allied Waste North America, Inc., Term Loan B                      Ba3            BB       1/15/10       3,001,876
------------------------------------------------------------------------------------------------------------------------------------

                FARMING & AGRICULTURAL - 1.3%

       3,990    Seminis Vegetable Seeds, Inc., Term Loan B                          B1           BB-       9/29/09       4,042,369
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 2.9%

       1,714    Alaris Medical Systems, Inc., Term Loan                             B1            BB       6/30/09       1,734,608
       1,995    Beverly Enterprises, Term Loan B                                   Ba3            BB      10/22/08       2,017,444
       1,995    Kinetic Concepts, Inc., Term Loan B                                 B1           BB-       8/11/10       2,019,925
       3,059    Triad Hospitals, Inc., Term Loan B                                 Ba3            BB       9/30/08       3,089,821
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,861,798
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, MOTELS, INNS & GAMING - 2.5%

       2,900    Alliance Gaming Corporation, LLC, Term Loan B                       B1           BB-        9/5/09       2,931,417
       2,955    Las Vegas Sands, Inc., Term Loan B                                  NR            B+        6/4/08       2,994,400
       1,886    Wyndham International, Inc., Term Loan 2                            NR            NR        4/1/06       1,815,093
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,740,910
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.7%

       1,538    Conseco, Inc., Tranche A-1                                        Caa1            B-       9/10/09       1,540,865
         462    Conseco, Inc., Tranche B-1                                        Caa1            B-       9/10/10         465,192
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,006,057
------------------------------------------------------------------------------------------------------------------------------------

                LEISURE & ENTERTAINMENT - 1.3%

       4,000    Fitness Holdings Worldwide, Inc., Term Loan B                       B1             B        7/1/09       4,050,000
------------------------------------------------------------------------------------------------------------------------------------

                MEDIA - 0.8%

       2,494    Rainbow Media Holdings, LLC, Term Loan C (DD, settling 1/14/04)    Ba2           BB+       3/31/09       2,509,955
------------------------------------------------------------------------------------------------------------------------------------

                PAPER & FOREST PRODUCTS - 0.3%

       1,000    Georgia Pacific, Term Loan                                          NR            NR       11/3/05       1,001,459
------------------------------------------------------------------------------------------------------------------------------------

                PRINTING & PUBLISHING - 1.3%

       1,881    Dex Media West, LLC., Term Loan B                                  Ba3           BB-        3/9/10       1,904,579
       1,995    R.H. Donnelley , Term Loan B-2                                     Ba3            NR       6/30/10       2,017,582
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,922,161
------------------------------------------------------------------------------------------------------------------------------------

                RESTAURANTS & FOOD SERVICE - 0.7%

       1,974    Domino's, Inc., Term Loan                                           B1            B+       6/25/10       1,996,802
------------------------------------------------------------------------------------------------------------------------------------

                RETAIL/STORES - 0.7%

       2,000    Alimentation Couche-Tard Inc., Term Loan                           Ba2            BB      12/17/10       2,013,125
------------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/HYBRID - 0.8%

       2,500    Nextel Finance Company, Term Loan E                                Ba2            BB      12/15/10       2,515,040
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION/RAIL MANUFACTURING - 1.0%

       2,969    Laidlaw Inc., Term Loan B-1                                        Ba3           BB+       6/19/09       2,996,763
------------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests (cost $80,117,113)                                            80,131,821
                --------------------------------------------------------------------------------------------------------------------


                                       10

                                                                                      RATINGS*
    PRINCIPAL                                                                  ---------------------        STATED
 AMOUNT (000)   DESCRIPTION(1)                                                 MOODY'S           S&P      MATURITY**         VALUE
------------------------------------------------------------------------------------------------------------------------------------

                EMERGING MARKETS SOVEREIGN DEBT - 33.3% (24.0% OF TOTAL INVESTMENTS)

                ARGENTINA - 0.7%

$      3,355    Argentina Republic, 1.165%                                        Caa1           CCC        8/3/12    $  2,106,282
------------------------------------------------------------------------------------------------------------------------------------

                BRAZIL - 2.6%

         850    Brazil Republic, 14.500%                                            B2            B+      10/15/09       1,115,625
         800    Brazil Republic, 12.750%                                            B2            B+       1/15/20       1,020,000
         600    Brazil Republic, 12.250%                                            B2            B+        3/6/30         750,000
         600    Brazil Republic, 12.000%                                            B2            B+       4/15/10         723,000
         500    Brazil Republic, 11.000%                                            B2            B+       8/17/40         552,500
         490    Brazil Republic, 10.000%                                            B2            B+        8/7/11         543,900
         395    Brazil Republic, 9.250%                                             B2            B+      10/22/10         426,600
         800    Brazil Republic, 8.875%                                             B2            B+       4/15/24         784,000
       2,093    Brazil Republic, 8.000%                                             B2            B+       4/15/14       2,065,706
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,981,331
------------------------------------------------------------------------------------------------------------------------------------

                BULGARIA - 1.4%

       3,000    Bulgaria National Republic, Reg S, 8.250%                          Ba2           BB+       1/15/15       3,553,365
         686    Bulgaria National Republic, Series A, 2.000%                       Ba2           BB+       7/28/12         679,799
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,233,164
------------------------------------------------------------------------------------------------------------------------------------

                CAYMAN ISLANDS - 0.1%

         350    CSN Islands VII Corp., 144A, 10.750%                                B1            B+       9/12/08         387,625
------------------------------------------------------------------------------------------------------------------------------------

                CHILE - 1.0%

         550    Chile Republic, 6.875%                                            Baa1            A-       4/28/09         623,408
       1,030    Codelco Inc., 144A, 5.500%                                          A2            A-      10/15/13       1,047,590
         600    Codelco Inc., Reg S, 6.375%                                         A2            A-      11/30/12         653,266
         300    Empresa Nacional de Electric, 8.350%                               Ba2          BBB-        8/1/13         337,925
         375    Enersis SA, 144A, 7.3750%                                          Ba2           BB+       1/15/14         386,906
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,049,095
------------------------------------------------------------------------------------------------------------------------------------

                COLOMBIA - 1.9%

         600    Colombia Republic, 11.750%                                         Ba2            BB       2/25/20         726,000
         550    Colombia Republic, 10.750%                                         Ba2            BB       1/15/13         628,375
       1,200    Colombia Republic, 10.375%                                         Ba2            BB       1/28/33       1,293,000
         416    Colombia Republic, 9.750%                                          Ba2           BB+        4/9/11         473,723
       1,830    Colombia Republic, 9.750%                                          Ba2            BB       4/23/09       2,027,640
         470    Colombia Republic, 9.750%                                          Ba2            BB       4/23/09         518,175
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,666,913
------------------------------------------------------------------------------------------------------------------------------------

                ECUADOR - 1.6%

       1,700    Ecuador Republic, Reg S, 12.000%                                  Caa2          CCC+      11/15/12       1,657,787
       4,200    Ecuador Republic, Reg S, 7.000%                                   Caa2          CCC+       8/15/30       3,260,884
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,918,671
------------------------------------------------------------------------------------------------------------------------------------

                EL SALVADOR - 1.9%

       2,270    El Salvador Republic, Reg S, 8.500%                               Baa3           BB+       7/25/11       2,533,976
         700    El Salvador Republic, Reg S, 8.250%                               Baa3           BB+       4/10/32         700,567
       2,475    El Salvador Republic, Reg S, 7.750%                               Baa3           BB+       1/24/23       2,631,472
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,866,015
------------------------------------------------------------------------------------------------------------------------------------

                GUATEMALA - 0.3%

         885    Guatemala Government, Reg S, 9.250%                                Ba2           BB-        8/1/13         984,276
------------------------------------------------------------------------------------------------------------------------------------

                                       11


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS December 31, 2003

                                                                                      RATINGS*
    PRINCIPAL                                                                  ---------------------        STATED
 AMOUNT (000)   DESCRIPTION(1)                                                 MOODY'S           S&P      MATURITY**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MALAYSIA - 0.4%

$        500    Malaysia Republic, 7.500%                                         Baa1            A-       7/15/11    $    592,730
         600    Petronas Capital Ltd., Reg S, 7.000%                              Baa1            A-       5/22/12         687,929
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,280,659
------------------------------------------------------------------------------------------------------------------------------------

                MEXICO - 2.7%

         500    Conproca SA, Reg S, 12.000%                                       Baa3          BBB-       6/16/10         645,558
       1,000    Pemex Project Funding, Reg S, 7.375%                              Baa1          BBB-      12/15/14       1,072,500
       2,600    Petroleos Mexicanos, 9.500%                                       Baa1          BBB-       9/15/27       3,107,000
       1,500    United Mexican States, 11.375%                                    Baa2          BBB-       9/15/16       2,130,000
       1,100    United Mexican States, 5.875%                                     Baa2          BBB-       1/15/14       1,089,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,044,058
------------------------------------------------------------------------------------------------------------------------------------

                PANAMA - 1.9%

         900    Panama Republic, 9.625%                                            Ba1            BB        2/8/11       1,044,000
       2,900    Panama Republic, 9.375%                                            Ba1            BB        4/1/29       3,277,000
       1,718    Panama Republic, 2.000%                                            Ba1            BB       7/17/16       1,502,461
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,823,461
------------------------------------------------------------------------------------------------------------------------------------

                PERU - 2.2%

       1,800    Peru Republic, 9.875%                                              Ba3           BB-        2/6/15       2,097,000
       1,300    Peru Republic, 9.125%                                              Ba3           BB-       2/21/12       1,456,000
         900    Peru Republic, 8.750%                                              Ba3           BB-      11/21/33         904,500
         564    Peru Republic, 5.000%                                              Ba3           BB-        3/7/17         526,448
       1,950    Peru Republic, 4.500%                                              Ba3           BB-        3/7/17       1,751,823
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,735,771
------------------------------------------------------------------------------------------------------------------------------------

                PHILIPPINES - 1.5%

         900    Philippines Republic, 9.875%                                       Ba1            BB       1/15/19         956,250
       2,600    Philippines Republic, 9.500%                                       Ba1            BB      10/21/24       2,873,000
         700    Philippines Republic, 8.375%                                       Ba1            BB       3/12/09         741,125
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,570,375
------------------------------------------------------------------------------------------------------------------------------------

                POLAND - 0.2%

         500    Poland Republic, 5.250%                                             A2          BBB+       1/15/14         501,250
------------------------------------------------------------------------------------------------------------------------------------

                RUSSIA - 2.8%

         300    Rao Gazprom, Reg S, 9.625%                                         N/A           BB-        3/1/13         332,529
       1,800    Russia Federation, Reg S, 8.250%                                  Baa3            BB       3/31/10       2,016,466
       3,400    Russia Federation, Reg S, 5.000%                                  Baa3            BB       3/31/30       3,268,250
       2,100    Russia Ministry of Finance, 3.000%                                 Ba2            BB       5/14/08       1,883,183
         800    Russia Ministry of Finance, 3.000%                                 Ba1            BB       5/14/11         629,949
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,130,377
------------------------------------------------------------------------------------------------------------------------------------

                SOUTH AFRICA - 1.2%

       3,100    South Africa Republic, 9.125%                                     Baa2           BBB       5/19/09       3,743,250
------------------------------------------------------------------------------------------------------------------------------------

                SOUTH KOREA - 0.7%

       1,000    Export-Import Bank of Korea, 4.250%                                 A3            A-      11/27/07       1,019,018
         500    Korea Development Bank, 5.750%                                      A3            A-       9/10/13         526,103
         600    Korea Republic, 8.875%                                              A3            A-       4/15/08         724,122
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,269,243
------------------------------------------------------------------------------------------------------------------------------------

                SUPRANATIONAL - 0.3%

       1,000    Corp Andina Fomento, 5.200%                                         A2             A       5/21/13         997,516
------------------------------------------------------------------------------------------------------------------------------------


                                       12

                                                                                      RATINGS*
    PRINCIPAL                                                                  ---------------------        STATED
 AMOUNT (000)   DESCRIPTION(1)                                                 MOODY'S           S&P      MATURITY**         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TUNISIA - 1.1%

$      1,200    Banque de Tunisie, 8.250%                                         Baa2           BBB       9/19/27    $  1,326,000
       1,700    Banque de Tunisie, 7.375%                                         Baa2           BBB       4/25/12       1,916,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,242,750
------------------------------------------------------------------------------------------------------------------------------------

                TURKEY - 1.7%

       2,100    Turkey Republic, 12.375%                                            B1            B+       6/15/09       2,698,500
       1,350    Turkey Republic, 11.875%                                            B1            B+       1/15/30       1,836,000
         400    Turkey Republic, 11.000%                                            B1            B+       1/14/13         503,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,037,500
------------------------------------------------------------------------------------------------------------------------------------

                UKRAINE - 1.4%

       2,600    Ukraine Government, 144A, 7.650%                                    B1             B       6/11/13       2,717,000
       1,503    Ukraine Government, Reg S, 11.000%                                  B1             B       3/15/07       1,674,724
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,391,724
------------------------------------------------------------------------------------------------------------------------------------

                URUGUAY - 1.6%

       1,900    Uruguay Republic, 7.875%                                            B3            B-       1/15/33       1,306,250
       1,850    Uruguay Republic, 7.500%                                            B3            B-       3/15/15       1,489,250
       2,500    Uruguay Republic, 7.250%                                            B3            B-       2/15/11       2,168,750
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,964,250
------------------------------------------------------------------------------------------------------------------------------------

                VENEZUELA - 2.1%

       1,300    PDVSA Finance, 9.375%                                             Caa1            B+      11/15/07       1,361,750
         800    PDVSA Finance, 8.500%                                             Caa1            B+      11/16/12         780,000
       2,600    Venezuela Government, Reg S, 5.375%                               Caa1            B-        8/7/10       2,143,284
       1,700    Venezuela Republic, 9.250%                                        Caa1            B-       9/15/27       1,555,500
         571    Venezuela Republic, 2.125%                                        Caa1            B-      12/18/07         543,439
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         6,383,973
------------------------------------------------------------------------------------------------------------------------------------
                Total Emerging Markets Sovereign Debt (cost $98,172,071)                                               101,309,529
                --------------------------------------------------------------------------------------------------------------------

                U.S. CONVERTIBLE BONDS - 0.9% (0.6% OF TOTAL INVESTMENTS)

                FINANCIALS - 0.9%

       3,400    Trizec Hahn Corporation                                            Ba1            NR       1/29/21       2,664,750
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Convertible Bonds (cost $2,401,665)                                                           2,664,750
                --------------------------------------------------------------------------------------------------------------------

                U.S. CORPORATE BONDS - 5.3% (3.8% OF TOTAL INVESTMENTS)

                BUILDINGS & REAL ESTATE - 1.7%

       2,000    D.R. Horton, Inc., 7.500%                                          Ba1            BB       12/1/07       2,200,000
       3,000    Standard Pacific Corporation, 6.500%                               Ba2            BB       10/1/08       3,105,000
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,305,000
------------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 0.7%

       2,000    HCA Inc., 6.910%                                                   Ba1          BBB-       6/15/05       2,107,466
------------------------------------------------------------------------------------------------------------------------------------

                HOTELS, MOTELS, INNS & GAMING - 2.9%

       2,000    Aztar Corporation, 9.000%                                          Ba3            B+       8/15/11       2,205,000
       2,150    Harrahs  Entertainment Bond, 7.785%                                Ba1           BB+      12/15/05       2,343,500
       2,000    MGM Mirage, Inc., 6.750%                                           Ba1           BB+        8/1/07       2,140,000
       2,000    Park Place Entertainment, 7.875%                                   Ba2           BB-      12/15/05       2,147,500
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,836,000
------------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Corporate Bonds (cost $16,089,785)                                                           16,248,466
                --------------------------------------------------------------------------------------------------------------------


                                       13


                            Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                                    Portfolio of INVESTMENTS December 31, 2003
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                                                               VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 4.6% (3.3% OF TOTAL INVESTMENTS)

$     13,851    State Street Bank Repurchase Agreement, 0.720%, dated 12/31/03, due 1/02/04,                         $  13,851,000
============     repurchase price $13,851,554, collateralized by U.S. Treasury Bonds
                --------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $13,851,000)                                                         13,851,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $403,077,029) - 139.0%                                                         422,955,044
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.4%                                                                     1,431,732
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (39.4)%                                                      (120,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $ 304,386,776
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                      *     Bank loans rated below Baa by Moody's Investor
                            Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Auditors.

                     ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                            Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior
                            Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior
                            Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
                            The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London
                            Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, or (iii) the certificate of deposit rate.

                            Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                   144A 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                  Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the SEC. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities
                            Act for offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

                   (DD)     Security purchased on a delayed delivery basis.

                     NR     Not rated.

                      #      Non-income producing.

                                 See accompanying notes to financial statements.


                                       14


                         Statement of
                             ASSETS AND LIABILITIES December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $403,077,029)                                                                              $422,955,044
Cash                                                                                                                      2,144,998
Receivables:
   Dividends                                                                                                              1,125,526
   Interest                                                                                                               2,619,111
   Investments sold                                                                                                       2,571,191
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      431,415,870
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                         6,557,411
Accrued expenses:
   Management fees                                                                                                          206,364
   Organization and offering costs                                                                                          162,875
   Other                                                                                                                     97,676
FundPreferred share dividends payable                                                                                         4,768
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   7,029,094
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                              120,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $304,386,776
====================================================================================================================================
Common shares outstanding                                                                                                20,118,881
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      15.13
====================================================================================================================================



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    201,189
Paid-in surplus                                                                                                         284,518,987
Undistributed (Over-distribution of) net investment income                                                                 (197,395)
Accumulated net realized gain (loss) from investments                                                                       (14,020)
Net unrealized appreciation of investments                                                                               19,878,015
====================================================================================================================================
Net assets applicable to Common shares                                                                                 $304,386,776
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   FundPreferred shares                                                                                                   Unlimited
====================================================================================================================================


                                 See accompanying notes to financial statements.

                                       15


                         Statement of
                              OPERATIONS For the Period September 25, 2003
                         (commencement of operations) through December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                               $ 1,753,946
Interest                                                                                                                  2,381,549
Fees                                                                                                                         70,818
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                   4,206,313
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                             771,222
FundPreferred shares - auction fees                                                                                          33,699
FundPreferred shares - dividend disbursing agent fees                                                                         2,240
Shareholders' servicing agent fees and expenses                                                                               3,112
Custodian's fees and expenses                                                                                                25,070
Trustees' fees and expenses                                                                                                   2,371
Professional fees                                                                                                            16,536
Shareholders' reports - printing and mailing expenses                                                                        38,570
Stock exchange listing fees                                                                                                   1,736
Investor relations expense                                                                                                    8,046
Other expenses                                                                                                               13,612
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                        916,214
   Custodian fee credit                                                                                                      (5,812)
   Expense reimbursement                                                                                                   (274,212)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                636,190
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                     3,570,123
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments                                                                                          253,308
Change in net unrealized appreciation of investments                                                                     19,878,015
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                                20,131,323
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                                 (148,176)
From accumulated net realized gains from investments                                                                        (14,008)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shareholders
   from distributions to FundPreferred shareholders                                                                        (162,184)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                  $23,539,262
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       16

                         Statement of
                             CHANGES IN NET ASSETS For the Period
                         September 25, 2003 (commencement of operations) through December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                                   $ 3,570,123
Net realized gain from investments                                                                                          253,308
Change in net unrealized appreciation of investments                                                                     19,878,015
Distributions to FundPreferred shareholders:
   From net investment income                                                                                              (148,176)
   From accumulated net realized gains from investments                                                                     (14,008)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares
   from operations                                                                                                       23,539,262
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                                               (3,529,495)
From accumulated net realized gains from investments                                                                       (345,168)
Tax return of capital                                                                                                      (249,105)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                                  (4,123,768)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                                     287,415,270
   Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                                                             85,737
FundPreferred shares offering costs                                                                                      (2,630,000)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from
   capital share transactions                                                                                           284,871,007
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                                  304,286,501
Net assets applicable to Common shares at the beginning of period                                                           100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                                            $304,386,776
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                                        $   (197,395)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                         Statement of
                               CASH FLOWS For the Period September 25, 2003
                         (commencement of operations) through December 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                                $  23,539,262
Adjustments to Reconcile the Net Increase in Net Assets Applicable to Common Shares from Operations to Net Cash Used in Operating Activities:
   Purchase of investment securities                                                                                   (466,961,210)
   Short-term investment securities, net                                                                                (13,851,000)
   Proceeds from disposition of investment securities                                                                    77,592,476
   Accretion/Amortization of bond discounts and premiums, net                                                                65,043
   Increase in dividends receivable                                                                                      (1,125,526)
   Increase in interest receivable                                                                                       (2,619,111)
   Increase in receivable from investments sold                                                                          (2,571,191)
   Increase in payable for investments purchased                                                                          6,557,411
   Increase in management fees payable                                                                                      206,364
   Increase in FundPreferred share dividends payable                                                                          4,768
   Increase in other liabilities                                                                                             97,676
   Net unrealized appreciation of investments                                                                           (19,878,015)
   Net realized gain from investments                                                                                      (253,308)
   Net realized gain from paydowns                                                                                         (111,880)
   Capital gain and return of capital distributions from investments                                                        442,850
------------------------------------------------------------------------------------------------------------------------------------
   Net cash used in operating activities                                                                               (398,865,391)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares:
   Net proceeds from sale of shares                                                                                     287,415,270
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                                      85,737
   Cash distributions paid to shareholders                                                                               (4,123,768)
Organization and offering costs payable                                                                                     162,875
Net proceeds from sale of FundPreferred shares                                                                          117,370,000
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by financing activities                                                                            400,910,114
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                                                                      2,044,723
Cash at the beginning of period                                                                                             100,275
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                                              $  2,144,998
====================================================================================================================================


                                 See accompanying notes to financial statements.

                         Notes to
                                FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and the recording of the organization expenses ($11,500) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt") and senior loans.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available for fixed-income securities and senior loans, the pricing service establishes fair market value using a wide range of market data including yields or prices of securities of comparable quality, type of issue, coupon, maturity and rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments is less liquid relative to markets for other fixed income securities. Consequently, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Securities Transactions

Securities transactions are recorded on a trade date basis. Trade date for senior loans purchased in the primary market is considered the date on which the loan allocations are determined. Realized gains and losses from securities transactions are determined on the specific identification method. Securities purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2003, the Fund had outstanding delayed delivery purchase commitments of $4,527,480.

                         Notes to
                             FINANCIAL STATEMENTS (continued)



Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fees consist primarily of senior loan amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original senior loan agreement.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Commencing with the Fund's first dividend, the Fund has made monthly cash distributions to Common Shareholders of a stated dollar amount (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable dividend level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on Borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

FundPreferred Shares

Effective November 21, 2003, the Fund issued 2,400 Series T and 2,400 Series W, $25,000 stated value FundPreferred shares. The dividend rate on each Series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Derivative Financial Instruments

The Fund may use derivatives or other transactions solely for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investment during the period September 25, 2003 (commencement of operations) through December 31, 2003.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Organization and Offering Costs

Nuveen Investments, LLC has agreed to reimburse all organization expenses (approximately $11,500) and pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs of $603,180 was recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of FundPreferred shares ($2,630,000) were recorded as a reduction to paid-in surplus.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

During the period September 25, 2003 (commencement of operations) through December 31, 2003, 20,106,000 Common shares and 4,800 FundPreferred shares were sold. In addition, 5,881 Common shares were issued to shareholders due to reinvestment of distributions during the period September 25, 2003 (commencement of operations) through December 31, 2003.

3. SECURITIES TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) and U.S. Government and agency obligations (excluding short-term investments) for the period September 25, 2003 (commencement of operations) through December 31, 2003, were as follows:

--------------------------------------------------------------------------------
Purchases:
   Investment securities                                            $411,643,631
   U.S. Government and agency obligations                             55,317,579
Sales and maturities:
   Investment securities                                              22,570,210
   U.S. Government and agency obligations                             55,022,266
================================================================================

                         Notes to
                             FINANCIAL STATEMENTS (continued)



4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to treatment of paydown gains and losses on senior loans, recognition of premium amortization on debt securities, recognition of income on REIT securities, and timing differences in recognizing certain gains and losses on security transactions.

At December 31, 2003, the cost of investments were as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $403,283,676
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2003, were as follows:

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                     $21,049,749
   Depreciation                                                      (1,378,381)
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                          $19,671,368
================================================================================


The tax components of undistributed net ordinary income and net realized gains at December 31, 2003, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the period September 25, 2003 (commencement of operations) through December 31, 2003, was designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $3,899,231
Distributions from net long-term capital gains                           132,847
Tax return of capital                                                    249,105
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2003.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed Assets" means the average daily net assets of the Fund including assets attributable to FundPreferred shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is a wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depository Receipts ("ADRs"). Security Capital manages the portion of the investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*                    .32%                          2008                 .32%
2004                     .32                           2009                 .24
2005                     .32                           2010                 .16
2006                     .32                           2011                 .08
2007                     .32
================================================================================

*From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

Sub-Adviser Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new sub-advisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On January 14, 2004 Bank One Corporation and J.P. Morgan Chase & Co. ("J.P. Morgan") announced that they have agreed to merge in a strategic business combination. The proposed merger is subject to approval of shareholders of Bank One Corp. and J.P. Morgan and approval of U.S. federal and state and foreign regulatory authorities. The transaction is expected to occur in mid-2004. In the event that the merger between Bank One Corp. and J.P. Morgan is deemed a change in control of the Sub-Adviser, shareholder approval of a new sub-advisory agreement will be necessary.

6. COMMITMENTS

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2003, there were no such unfunded senior loan commitments.

                         Notes to
                            FINANCIAL STATEMENTS (continued)



7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests in assignments, participations, or acts as a party to the primary lending syndicate of a variable rate senior loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2003, there were no such outstanding senior loan participation commitments.

8. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a dividend distribution of $.1025 per Common share which was paid on February 2, 2004, to shareholders of record on January 15, 2004.

Financial
        HIGHLIGHTS

                         Financial
                                 HIGHLIGHTS

Selected data for a Common share outstanding throughout the period:

                                                              Investment Operations
                                    -------------------------------------------------------------------

                                                                 Distributions   Distributions
                                                                      from Net            from
                        Beginning                          Net      Investment         Capital
                           Common                    Realized/       Income to        Gains to
                            Share          Net      Unrealized   FundPreferred   FundPreferred
                        Net Asset   Investment      Investment          Share-          Share-
                            Value       Income(a)   Gain (Loss)        holders+        holders+   Total
-------------------------------------------------------------------------------------------------------
Period Ended 12/31:
2003(b)                    $14.33         $.18           $1.01           $(.01)            $--    $1.18
=======================================================================================================
                                      Less Distributions                                                        Total Returns
                          ---------------------------------------                                           --------------------
                                                                                                                         Based
                                 Net                                    Offering                                            on
                          Investment   Capital                         Costs and        Ending                          Common
                           Income to  Gains to      Tax                Preferred        Common               Based       Share
                              Common    Common   Return                    Share         Share     Ending       on         Net
                              Share-    Share-       of             Underwriting     Net Asset     Market   Market       Asset
                             holders   holders  Capital     Total      Discounts         Value      Value    Value**     Value**
--------------------------------------------------------------------------------------------------------------------------------
Period Ended 12/31:
2003(b)                        $(.18)    $(.02)   $(.01)    $(.21)        $(0.17)       $15.13     $15.65     5.76%       7.04%
================================================================================================================================
                                                              Ratios/Supplemental Data
                          ------------------------------------------------------------------------------------------
                                            Before Credit/Reimbursement    After Credit/Reimbursement***
                                           ----------------------------    -----------------------------
                                                         Ratio of Net                    Ratio of Net
                                             Ratio of      Investment        Ratio of      Investment
                               Ending        Expenses       Income to        Expenses       Income to
                                  Net      to Average         Average      to Average         Average
                               Assets      Net Assets      Net Assets      Net Assets      Net Assets
                           Applicable      Applicable      Applicable      Applicable      Applicable     Portfolio
                            to Common       to Common       to Common       to Common       to Common      Turnover
                          Shares (000)         Shares++        Shares++        Shares++        Shares++        Rate
--------------------------------------------------------------------------------------------------------------------
Period Ended 12/31:
2003(b)                      $304,387            1.26%*         4.51%*            .87%*          4.89%*          28%
====================================================================================================================
                             FundPreferred Shares at End of Period
                           ----------------------------------------
                             Aggregate     Liquidation
                                Amount      and Market        Asset
                           Outstanding           Value     Coverage
                                  (000)      Per Share    Per Share
-------------------------------------------------------------------
Period Ended 12/31:
2003(b)                       $120,000          $25,000     $88,414
===================================================================

*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.


                                 See accompanying notes to financial statements.


                                  26-27 SPREAD

Trustees
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at twelve. None of the trustees who are not "interested" persons of the Fund has ever been a trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST    PRINCIPAL OCCUPATION(S)                                         COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                   OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman of  1994          Chairman and Director (since 1996) of Nuveen                          143
3/28/49                        the Board                  Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive            and Trustee                Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                         Nuveen Advisory Corp. and Nuveen Institutional
                                                          Advisory Corp.; Chairman and Director (since 1997)
                                                          of Nuveen Asset Management, Inc.; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).


TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
William E. Bennett             Trustee      2001          Private Investor; previously, President and Chief Executive           143
10/16/46                                                  Officer, Draper & Kramer, Inc., a private company that
333 W. Wacker Drive                                       handles mortgage banking, real estate development, pension
Chicago, IL 60606                                         advisory and real estate management (1995-1998). Prior
                                                          thereto, Executive Vice President and Chief Credit Officer of
                                                          First Chicago Corporation and its principal subsidiary, The
                                                          First National Bank of Chicago.

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee      1997          Private Investor and Management Consultant.                           143
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee      1993          Retired (since 1989) as Senior Vice President of The Northern         143
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North Shore
Chicago, IL 60606                                         (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee      1999          President, The Hall-Perrine Foundation, a private philanthropic       143
10/22/48                                                  corporation (since 1996); Director, Alliant Energy; Director and
333 W. Wacker Drive                                       Vice Chairman, United Fire & Casualty Company; Director,
Chicago, IL 60606                                         Federal Reserve Bank of Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri           Trustee      1994          Retired, formerly, Executive Director (since 1998) of Manitoga/       143
1/26/33                                                   The Russel Wright Design Center; prior thereto, President and
333 W. Wacker Drive                                       Chief Executive Officer of Blanton-Peale Institute (since 1990);
Chicago, IL 60606                                         prior thereto, Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
William L. Kissick             Trustee      1992          Professor Emeritus, School of Medicine and the Wharton                143
7/29/32                                                   School of Management and former Chairman, Leonard Davis
333 W. Wacker Drive                                       Institute of Health Economics, University of Pennsylvania;
Chicago, IL 60606                                         Adjunct Professor, Health Policy and Management, Yale University.


                                       28

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST    PRINCIPAL OCCUPATION(S)                                         COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                   OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand           Trustee      1992          Retired; previously, Vice President in charge of Municipal            143
11/11/31                                                  Underwriting and Dealer Sales at The Northern Trust
333 W. Wacker Drive                                       Company.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                Trustee      1991          Adjunct Professor of Business and Economics, University of            143
4/3/33                                                    Dubuque, Iowa; formerly (1991-2000) Adjunct Professor, Lake
333 W. Wacker Drive                                       Forest Graduate School of Management, Lake Forest, Illinois;
Chicago, IL 60606                                         prior thereto, Executive Director, Towers Perrin Australia, a management consulting firm; Chartered Financial Analyst;
                                                          Certified Management Consultant; Director, Executive
                                                          Service Corps of Chicago, a not-for-profit organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee      1997          Senior Partner and Chief Operating Officer, Miller-Valentine          143
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, MiamiValley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee      1997          Executive Director, Gaylord and Dorothy Donnelley Foundation          143
12/29/47                                                  (since 1994); prior thereto, Executive Director, Great Lakes
333 W. Wacker Drive                                       Protection Fund (1990-1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington           Trustee      1994          Clinical Professor of Management, Stern/NYU Business School           143
2/24/32                                                   (since 2003); formerly, President (1993-2003) of Catalyst (a
333 W. Wacker Drive                                       not-for-profit organization focusing on women's leadership
Chicago, IL 60606                                         development in business and the professions).


                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief        1988          Managing Director (since 2002), Assistant Secretary                   143
9/9/56                         Administrative             and Associate General Counsel, formerly, Vice President
333 W. Wacker Drive            Officer                    and Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc.; Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General
                                                          Counsel and Assistant Secretary of Rittenhouse Asset
                                                          Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.


                                       29


Trustees
     AND OFFICERS (CONTINUED)

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice         2000          Vice President (since 2002), formerly, Assistant                      143
2/3/66                         President and              Vice President (since 2000), previously, Associate of
333 W. Wacker Drive            Assistant                  Nuveen Investments, LLC.
Chicago, IL 60606              Secretary

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice         1999          Vice President of Nuveen Investments, LLC (since 1999),               143
11/28/67                       President and              prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive            Treasurer                  President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp. (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management,
                                                          Inc. (since 2002) and of Nuveen Investments Advisers
                                                          Inc. (since 2002); Assistant Treasurer of NWQ Investment
                                                          Management Company, LLC (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto               Vice         2001          Vice President of Nuveen Advisory Corp. (since 2001);                 143
9/8/54                         President                  previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                       Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (since 2002); prior thereto,
                                                          Assistant Vice President of Van Kampen Investment
                                                          Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice         2000          Vice President (since 2002) and Assistant General Counsel             143
9/24/64                        President and              (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive            Secretary                  of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice         1998          Managing Director (since 2003), formerly, Vice President (since       143
10/24/45                       President                  1998) of Nuveen Investments, LLC; Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
Chicago, IL 60606
------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice         1995          Managing Director (since 2002) of Nuveen Investments,                 143
3/2/64                         President                  LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                       President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (since 1995); Managing
                                                          Director of Nuveen Asset Management, Inc. (since 2001);
                                                          Vice President of Nuveen Investment Advisers Inc.
                                                          (since 2002); Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice         1998          Vice President (since 1993) and Funds Controller (since               143
5/31/54                        President and              1998) of Nuveen Investments, LLC and Vice President and
333 W. Wacker Drive            Controller                 Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       30

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice         2000          Vice President (since 2000) of Nuveen Investments, LLC,               143
3/22/63                        President                  previously Assistant Vice President (since 1999); prior
333 W. Wacker Drive                                       thereto, Associate of Nuveen Investments, LLC; Certified
Chicago, IL 60606                                         Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice         2002          Vice President (since 1999), previously, Assistant Vice               143
8/27/61                        President                  President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice         1988          Vice President, Assistant Secretary and Assistant General             143
7/27/51                        President and              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Assistant                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606              Secretary                  Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV            Vice         1996          Managing Director (since 2002) of Nuveen Investments,                 143
7/7/65                         President                  LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                       President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.; Managing Director
                                                          of Nuveen Asset Management, Inc. (since 1999).
                                                          Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve a one-year term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve a one-year term through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
      AUTOMATICALLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power compounding. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at 95% of the then-current market price or at net asset value, whichever is higher. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION

BOARD OF TRUSTEES

William E. Bennett
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Sheila W. Wellington

FUND MANAGER

Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

SUB-ADVISERS

NWQ Investment Management
Company, LLC
2049 Century Park East
Los Angeles, CA 90067

Security Capital Research &
Management Incorporated
11 South LaSalle Street
Chicago, IL 60603

Wellington Management
Company, LLP
75 State Street
Boston, MA 02109

Symphony Asset
Management, LLC
555 California Street
San Francisco, CA 94104

CUSTODIAN

State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL

Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS

Ernst & Young LLP
Chicago, IL


PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

QUALIFIED DIVIDEND TAX DISCLOSURE

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the calendar year ended December 31, 2003. For corporate shareholders, 11.66% of the ordinary income distributions qualify for the dividend received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of 10.5% of the ordinary income as taxed at a maximum of 15%.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

---------

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended December 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-B-1203D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund since its inception on September 25, 2003. For engagements with Ernst & Young, LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).


                                SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

----------------------- --------------------- -------------------- --------------------- --------------------
Fiscal Year Ended       Audit Fees Billed     Audit-Related Fees   Tax Fees Billed to    All Other Fees
December 31             to Fund               Billed to Fund       Fund                  Billed to Fund
----------------------- --------------------- -------------------- --------------------- --------------------
2003*                   $17,800               $0                   $0                    $1500
----------------------- --------------------- -------------------- --------------------- --------------------
Percentage approved     N/A                   0%                   0%                    0%
pursuant to
pre-approval
exception
----------------------- --------------------- -------------------- --------------------- --------------------

* Represent's Fund's first fiscal year end.

The "Other Fees" were billed for initial agreed upon procedures for the offering of FundPreferred Shares.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisor Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund audit is completed.


----------------------- --------------------- -------------------- ---------------------
Fiscal Year Ended       Audit-Related Fees    Tax Fees Billed to   All Other Fees
December 31             Billed to Adviser     Adviser and          Billed to Adviser
                        and Affiliated Fund   Affiliated Fund      and Affiliated Fund
                        Service Providers     Service Providers    Service Providers
----------------------- --------------------- -------------------- ---------------------
2003                    $0                    $0                   $0
----------------------- --------------------- -------------------- ---------------------
Percentage approved     0%                    0%                   0%
pursuant to
pre-approval
exception
----------------------- --------------------- -------------------- ---------------------
2002                    $0                    $0                   $0
----------------------- --------------------- -------------------- ---------------------
Percentage approved     N/A                   N/A                  N/A
pursuant to
pre-approval exception
----------------------- --------------------- -------------------- ---------------------

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

----------------------- --------------------- -------------------- --------------------- --------------------
Fiscal Year Ended       Total Non-Audit       Total Non-Audit      Total Non-Audit       Total of (A), (B)
December 31             Fees Billed to Fund   Fees billed to       Fees billed to        and (C)
                        (A)                   Adviser and          Adviser and
                                              Affiliated Fund      Affiliated Fund
                                              Service Providers    Service Providers
                                              (engagements         (all other
                                              related directly     engagements)
                                              to the operations    (C)
                                              and financial
                                              reporting of the
                                              Fund)
                                              (B)
----------------------- --------------------- -------------------- --------------------- --------------------
2003                    $1500                 $0                   $0                    $1500
----------------------- --------------------- -------------------- --------------------- --------------------
2002                    $0                    $0                   $0                    $0
----------------------- --------------------- -------------------- --------------------- --------------------

Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable at this time.


(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: March 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: March 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.